SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

Check the appropriate box:

/ /	Preliminary Information Statement

/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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SIBERIAN ENERGY GROUP INC.
(Name of Registrant As Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SIBERIAN ENERGY GROUP INC.
330 Madison Ave, 6th Floor
New York, New York 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on February 28, 2011

To the stockholders of Siberian Energy Group Inc.:

Notice is hereby given of an annual meeting of stockholders of Siberian Energy Group Inc. (the "Company") to be held on February 28, 2011 at 2 p.m. local time, at Lenina Street 5, Suite 105, Kurgan City, Kurganskaya Oblast 640000, Russian Federation (the “Meeting”), for the following purposes:

1.	To elect four (4) directors. The Board of Directors recommends that you approve the election of David Zaikin, Elena Pochapski, Helen Teplitskaia, and Timothy Peara as Directors of the Company.

2.
To authorize our Board of Directors to effect a 1:70 reverse stock split.  The Board of Directors recommends that you authorize our Board of Directors to amend our Certificate of Incorporation to affect a 1:70 reverse stock split of our outstanding common stock and to re-authorize 100,000,000 shares of common stock, $0.001 par value per share and 10,000,000 shares of preferred stock, $0.001 par value per share.

3.	Ratification of the Company’s 2010 Stock Incentive Plan. The Board of Directors recommends that you approve and ratify the Company’s 2010 Stock Incentive Plan.

4.	To ratify the appointment of Lumsden & McCormick, LLP, as the Company’s independent auditors for the fiscal years ending December 31, 2011 and 2010.

5.	To transact such other business as may properly come before the annual meeting.

Common stockholders of record on the close of business on January 7, 2011 are entitled to notice of the Meeting. However, our stock transfer books will remain open subsequent to the Record Date. We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons. All stockholders are cordially invited to attend the Meeting in person; however our majority stockholders do not need your vote to effect the changes above.

The accompanying Information Statement is for informational purposes. Please read the accompanying Information Statement carefully.

This year, instead of mailing a printed copy of our Information Statement (including our annual report) to each shareholder of record as of the Record Date, we have decided to provide access to these materials via the Internet. This delivery method reduces the amount of paper necessary to produce these materials, as well as the costs associated with printing and mailing these materials to all shareholders. Accordingly, on or around January 17, 2011, we will begin mailing a Notice of Internet Availability of Information Statement Materials (the “Notice”) to all shareholders of record as of the Record Date. As explained in greater detail in the Notice, all shareholders may access our proxy materials (including our Annual Report on Form 10-K for the year ended December 31, 2009) at www.iproxydirect.com/SIBN or may request a printed set of our proxy materials.

By Order of the Board of Directors,

/s/ David Zaikin
David Zaikin
Chief Executive Officer
(Principal Executive Officer) and Chairman
January 14, 2011

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held at Lenina Street 5, Suite 105, Kurgan City, Kurganskaya Oblast 640000, Russian Federation on February 28, 2011 at 2 p.m. local time.

The Information Statement and annual report to shareholders are available at www.iproxydirect.com/SIBN.

SIBERIAN ENERGY GROUP INC.
330 Madison Ave, 6th Floor
New York, New York 10017

INFORMATION STATEMENT
January 14, 2011

This Information Statement is furnished by the Board of Directors of Siberian Energy Group Inc. (the "Company", “we”, “us” or “Siberian”) to provide notice of an annual meeting of stockholders of the Company which will be held on February 28, 2011 at 2 p.m. local time, at Lenina Street 5, Suite 105, Kurgan City, Kurganskaya Oblast 640000, Russian Federation  (the “Meeting”).

The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on January 7, 2011 (the "Record Date"). As of the Record Date, there were 42,132,944 shares of the Company's common stock outstanding. The holders of all outstanding shares of common stock are entitled to one vote per share on the matters set forth herein registered in their names on the books of the Company at the close of business on the Record Date.  The presence at the annual meeting of the holders of a majority of the outstanding shares of voting stock entitled to vote at the annual meeting is necessary to constitute a quorum. The Board of Directors is not aware of any matters that are expected to come before the annual meeting other than the matters referred to in this Information Statement.

The matters scheduled to come before the annual meeting require the approval of a majority of the votes cast at the annual meeting, other than the appointment of the Directors by the Company’s voting stock, which requires a plurality of the votes cast. As of the Record Date, David Zaikin, our Chief Executive Officer and Director; Elena Pochapski, our Chief Financial Officer and Director; Timothy Peara, our Director; Helen Teplitskaia, our President and Director; and Business Standard (collectively the “Majority Shareholders”), beneficially owned and controlled the vote of 24,241,674 shares of our common stock or 57.5% of our outstanding common stock and have agreed to vote such shares (or have provided Mr. Zaikin or his assigns a voting agreement or proxy to vote such shares) at the Meeting in favor of the proposals set forth below.  As such, the Majority Shareholders or their proxies will approve the proposals and will therefore be able to approve the matters presented in this Information Statement without the further vote or consent of any other of the Company’s stockholders. As such, the Company is not soliciting your vote as the Majority Shareholders already have the vote in hand.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

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NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT MATERIALS

Internet Availability of Information Statement Materials and Annual Report

Pursuant to the rules adopted by the Securities and Exchange Commission, which is referred herein as the “SEC,” the Company is required to provide access to our Information Statement and Form 10-K Annual Report (the “Information Statement Materials”) via the Internet. Accordingly, we are furnishing Information Statement Materials to our stockholders primarily via the Internet, rather than mailing printed copies of these materials to each stockholder. The Company believes that this new process should expedite stockholders’ receipt of materials, lower the costs incurred by the Company for the Meeting and help to conserve natural resources.

On or about January 17, 2011 (which date is at least forty (40) days prior to the Meeting), we will mail to our stockholders a Notice of Internet Availability of Information Statement Materials (the “Notice”), in the form of a mailing titled “Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on February 28, 2011,” which contains instructions on how to access and review the Information Statement Materials, including this Information Statement and our Annual Report on Form 10-K, on a website referred to in such notice (and provided below). The Notice also contains instructions on how to receive a paper copy of the Information Statement Materials and how to instruct us to send future information and proxy materials to stockholders electronically by email. Any stockholder’s election to receive the information statement or proxy materials by email will remain in effect until such stockholder terminates the request. If you receive a Notice of Internet Availability of Information Statement Materials by mail, you will not receive a printed copy of the Information Statement Materials unless you request one. If you received a Notice of Internet Availability of Information Statement Materials by mail and would like to receive a printed copy of our Information Statement Materials, currently or on an ongoing basis, please follow the instructions included in the Notice of Internet Availability of Information Statement Materials, which are also provided below.

This Information Statement will be available at www.iproxydirect.com/SIBN on or about January 17, 2011, to all stockholders entitled to vote at the Meeting. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 will be made available at www.iproxydirect.com/SIBN concurrently with these Information Statement Materials.

Only one Notice is being delivered to two or more stockholders who share an address unless the Company receives contrary instructions from one or more of the stockholders.  The Company will promptly deliver upon written or oral request a separate copy of the Notice, this Information Statement or the Annual Report, to a stockholder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of the Notice, this Information Statement or the Annual Report, or if in the future you would like to receive separate copies of information or proxy statements, annual reports, or notices of internet availability, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by telephoning 1-866-752-8683, by writing Siberian Energy Group Inc., Attn: Elena Pochapski, at 330 Madison Ave, 6th Floor, New York, New York 10017, or by e-mail at info.siberian@gmail.com.

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PROPOSAL 1

ELECTION OF FOUR (4) DIRECTORS.

What Are The Majority Stockholders Approving?

Four (4) directors are to be elected to serve until the next annual meeting of the stockholders and/or until their successors are elected. The Board of Directors and the Majority Stockholders have nominated David Zaikin, Elena Pochapski, Helen Teplitskaia, and Timothy Peara to be elected to the Board of Directors (the "Nominees").  David Zaikin currently serves as the Chairman of the Board of Directors and Chief Executive Officer of the Company, Helen Teplitskaia currently serves as the President and Director of the Company, Elena Pochapski currently serves as the Chief Financial Officer and Director of the Company and Timothy Peara currently serves as a Director of the Company.  Sergey Potapov, a current Director of the Company has advised us that he does not desire to be re-elected to the Board of Directors.

The Board of Directors has no reason to believe that the Nominees will be unable to serve or decline to serve as directors. Any vacancy occurring between stockholders' meetings, including vacancies resulting from an increase in the number of Directors may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until the next annual stockholders' meeting.

The following biographical information is furnished with respect to the Nominees. The information includes the individuals’ present position with the Company and other business experience during at least the last five years:

David Zaikin
Chairman of the Board of Directors and Chief Executive Officer

David Zaikin has served as Chairman of the Board of Directors since December 2002 and as Chief Executive Officer of the Company since August 2004. Since September 1998, Mr. Zaikin has worked as Vice President of Harvey Kalles R.E. LTD, a Real Estate Company. Since August 2006, Mr. Zaikin has served as Chief Executive Officer and Director of ECM Asset Management, Inc. and since January 2008 as Executive Chairman of its parent company, RAM Resources Ltd. In 2003, Mr. Zaikin was recognized by "Who's Who" as one of the three Canadian businessmen for his extraordinary achievements. Mr. Zaikin also has a diverse background that includes experience in sales, marketing, channels, finance and operation.
Mr. Zaikin also has a Bachelors Degree from Kharkov Government Pharmaceutical Institute.

Director Qualifications:

Mr. Zaikin’s 7-years of experience as CEO and Chairman of the Board of Directors of Siberian, 4-years of experience as the Chairman of the Board of Directors of RAM Resources Ltd. and prior leadership experience with one of Canada’s most successful real estate companies, provides the Board with unique strategic vision and market positioning expertise, based on Mr. Zaikin’s thorough understanding of the natural resources industry and global markets.

Helen Teplitskaia
President and Director

Helen Teplitskaia has served as the Company’s President and Director since May 2007.  Since January 2008, Ms. Teplitskaia has served as President and a member of the board of directors of RAM Resources Ltd. Ms. Teplitskaia also currently is an Adjunct Associate Professor of International Business and Markets - Global Initiatives in Management at Northwestern University, where she has taught since January 1998, and she has served as Executive Vice President and Head of Eurasia Practice at Imnex International, Inc. since April 1991.  Ms. Teplitskaia serves as President of the American-Russian Chamber of Commerce & Industry, President of the American-Eurasian Chamber of Commerce and Director of the International Energy Advisory Council.  Throughout her career, Ms. Teplitskaia has successfully assisted a variety of government agencies and private sector companies, including the United States Agency for International Development, US State Department, Ministry of Foreign Affairs of the Republic of Uzbekistan, AT&T, Baker & McKenzie, Case New Holland, Gazprom, Gillette, HeidelbergCement, Ingersoll-Rand, Maytag, Motorola, Pepsi-Cola and Morgan Stanley with start-up operations in markets, direct investment, mergers and acquisitions, joint ventures and licensing, marketing research, political interfacing and media relations.

Ms. Teplitskaia received her BA/MIS from the St. Petersburg University of Culture and MBA degree from Northwestern University Kellogg School of Management.

Director Qualifications:

A recipient of the 2007 Changing Worlds Award in Entrepreneurship & Business, Ms. Teplitskaia brings to the Board her expertise in entrepreneurial and corporate leadership and education. Ms. Teplitskaia is a leading expert on Russian/Eurasian affairs and advises the Board on opportunities and challenges of investments in the Russian market.

Elena Pochapski
Chief Financial Officer and Director

Elena Pochapski has served as Chief Financial Officer and Director of the Company since August 1, 2003. Since August 2006, Ms. Pochapski has served as Chief Financial Officer and Director of ECM Asset Management, Inc. Between January 2008 and July 2008, Ms. Pochapski served as a member of the board of directors of ECM Asset Management, Inc.’s parent company RAM Resources Ltd. (“RAM). She currently serves as an independent contractor with RAM.  Before her employment at the Company, Ms. Pochapski served as a Senior Accountant at Silver Gold Glatt & Grosman, LLP., from January 2002 to May 2004. Previous to that, Ms. Pochapski was employed as an accountant at Cunningham & Associates, LLP., from September 1999 to December 2001. Previous to that, Mrs. Pochapski worked as an accountant at Price Waterhouse Coopers in Moscow, Russia from January 1997 to April 1999. Ms. Pochapski has extensive experience in public accounting, audits and corporate finance. She is also familiar with Russian accounting procedures and has experience with translating Russian financial statements into US GAAP and International Accounting Standards (IAS). Ms. Pochapski received a Bachelor of Economics degree from Moscow State University. She is also certified as a Certified General Accountant (CGA) in Canada and as a Certified Public Accountant (CPA) in the State of Maine, U.S.

Director Qualifications:

Ms. Pochapski’s background as financial accountant and auditor, with over 15 years of  progressive management positions in finance, including holding the CFO position with Siberian since 2003 and her  thorough knowledge of international reporting practices helps the Board address the financial aspects of the Company’s development and potential business acquisitions.

Timothy Peara
Director

Timothy Peara has served as a Director of the Company since April 12, 2005. Since August 2007, he has been the Chief Operating Officer of Energy Invest Group, London though he remains the Managing Director of Alternative Energy Finance, a firm he founded in October, 2005 as the successor to Emerging Markets Finance International. From December 2001 to April 2003, he served as Finance Director of TNG Energy AG, in Frankfurt, Germany. From August 2000 to October 2001, he served as Vice President of UT Energy Holdings, in London, England and Hartford, Connecticut. From December 1998 to June 2000, he served as Vice President of PSG International, in London, England. From August 1997 to June 1998 he served as a Senior Trader with Koch Supply & Trading, in London, England. From June 1991 to July 1997, he served as a Director with Lehman Brother, in London, England. From January 1989 to May 1991, he served as Vice President of Prudential Securities, Inc. in London, England. Mr. Peara obtained a Bachelors degree from Wesleyan University in Latin American Studies in 1983 and a Masters degree in Business Administration from the University of Chicago in 1988. Mr. Peara holds a Series 3 and Series 7 brokers license.

Director Qualifications:

Mr. Peara brings unique leadership and entrepreneurial experience to the Board.  Due to his position as the Founder and Managing Director of Alternative Energy Finance, which specializes in global financing for energy entrepreneurs, Mr. Peara brings over 22 years experience to the Board in connection with deal structuring, business development, financial modeling and capital raising, with an emphasis on early stage corporate development.

Board Leadership Structure

Our Board of Directors has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Our current leadership structure is comprised of a combined Chairman of the Board and Chief Executive Officer (“CEO”), Mr. Zaikin. The Board of Directors believes that this leadership structure is the most effective and efficient for the Company at this time, due in part to the Company’s limited operations and resources.  Mr. Zaikin possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company, and is thus best positioned to develop agendas that ensure that the Board of Directors’ time and attention are focused on the most critical matters. Combining the Chairman of the Board and CEO roles promotes decisive leadership, fosters clear accountability and enhances the Company’s ability to communicate its message and strategy clearly and consistently to our stockholders, particularly during periods of turbulent economic and industry conditions.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight among the full Board of Directors, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

While we do not currently maintain a separate audit, nominating or compensation committee, our full Board of Directors exercises oversight of our risk management policies and practices that such committees would usually undertake separately.   We believe that individual and smaller committees of Directors are not needed at this time to insure effective risk oversight due to the limited size, operations and transactions of the Company, which can be adequately managed by and overseen by the full Board of Directors of the Company.  Risks overseen by the Board of Directors include risks related to the Company’s financial statements, the financial reporting process, accounting and certain legal matters; risks related to the internal audit function and the Company’s compliance programs; and risks arising from our compensation policies, practices and programs, as well as the mitigating controls, to determine whether any such risks are material to us.

------------------------------

Officers will hold their positions at the pleasure of the Board of Directors, absent any employment agreement.

Director Independence

The Over-The-Counter Bulletin Board does not have rules regarding director independence.  The Company will seek to appoint independent Directors, if and when it is required to do so.

Audit Committee and Financial Expert

The Company is not required to have an audit committee and as such, does not have one.

Board of Directors Meetings

The Company had 1 official meeting of the Board of Directors of the Company during the last fiscal year ending December 31, 2009.  Each member of the Company’s Board of Directors is encouraged, but not required to attend shareholder meetings.

----------------------------

We are not aware of the occurrence during the last ten years of any events that are material to an evaluation of the ability or integrity of any of our Directors, Nominees, executive officers, or control persons such as the following:

▪	Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

▪	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

▪
Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting the involvement of such person in any type of business, securities or banking activities; and

▪
Being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of a class of our equity securities which are registered under the Exchange Act of 1934, as amended, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of such registered securities. Such executive officers, directors and greater than 10% beneficial owners are required by Commission regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

To our knowledge, based solely on a review of the copies of such reports furnished to us David Zaikin, Elena Pochapski, Sergey Potapov, Tim Peara, Helen Teplitskaia, Business Standard and Svetlana Slepchuk are currently subject to Section 16(a) filing requirements and Svetlana Slepchuk, a greater than 5% shareholder of the Company, has not made her required filings with the Commission.

Compensation paid (or payable) to Officers and Directors is set forth in the Summary Compensation Table below. The Company may reimburse its Officers and Directors for any and all out-of-pocket expenses incurred relating to the business of the Company.

Name And					All Other			Total
Principal	Fiscal				Compen-	Stock	Option	Compen-
Position (1)	Year	Salary		Bonus ($)	sation	Awards	Awards	sation

David Zaikin	2009	$180,000	*	--	--	--	$10,266 (4)	$190,266
CEO and	2008	$180,000	*	--	--	--	(2)	$180,000
Chairman	2007	$180,000		--	--	$309,700	(2)	$489,700

Helen Teplitskaia	2009	--		--	--	$8,400	$6,844 (4)	$15,244
President and	2008	--		--	--	$27,400	--	$27,400
Director	2007	--		--	--	$110,900	--	$110,900

Elena Pochapski	2009	$75,000	*	--	--	--	$10,266 (4)	$85,266
CFO and	2008	$62,126	*	--	--	--	(3)	$62,126
Director	2007	$86,625		--	--	--	(3)	$86,625

Salaries above do not include perquisites and other personal benefits in amounts less than an aggregate of 10% of the individual’s salaries listed above.

* All salaries listed above for fiscal 2008 and 2009 were accrued and were satisfied in shares of the Company’s common stock in October 2010, in connection with the Debt Conversion Agreements described below.

(1) Other than the individuals listed above, the Company has no other executive employees who have received more than $100,000 in compensation, including bonuses and options, during each of the last three fiscal years. No executive employee listed above received any Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation Earnings over the past three (3) years.

(2) Mr. Zaikin was granted options to purchase 100,000 shares of our common during each of the fiscal years ended 2008, 2007, 2006, 2005 and 2004, pursuant to a Stock Option Agreement he entered into with us in 2003. The exercise price of those options for the years ended December 31, 2006, 2005 and 2004, were $0.60, $0.20 and $0.14 per share, respectively. For 2007 and 2008, the exercise price is 110% of the average closing prices for the three months prior to the grant date. A further description of the granted options can be found below under “Outstanding Equity Awards At Fiscal Year-End.”  All unexercised options expire on December 31st of the fourth year after they were granted. We previously determined the initial fair value of our stock options was minimal at the time of our entry into the Stock Option Agreement with Mr. Zaikin, as we were only a start-up company, which did not publicly trade its stock, and as such, the options granted to Mr. Zaikin during the periods disclosed above did not represent any expense on the Company’s financial statements and therefore have no value in the table above. The value of the options were calculated pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 - Stock Compensation.

(3) Ms. Pochapski was granted options to purchase 100,000 shares of our common stock during each of the fiscal years ended 2008, 2007, 2006, 2005 and 2004, pursuant to a Stock Option Agreement she entered into with us in 2003. The exercise price of those options for the years ended December 31, 2006, 2005 and 2004, were $0.60, $0.20 and $0.14 per share, respectively. For 2007 and 2008, the exercise price is 110% of the average closing prices for the three months prior to the grant date. A further description of the granted options can be found below under “Outstanding Equity Awards At Fiscal Year-End.” All unexercised options expire on December 31st of the fourth year after they were granted. We previously determined the initial fair value of our stock options was minimal at the time of our entry into the Stock Option Agreement with Ms. Pochapski, as we were only a start-up company, which did not publicly trade its stock, and as such, the options granted to Ms. Pochapski during the periods disclosed above did not represent any expense on the Company’s financial statements and therefore have no value in the table above. The value of the options were calculated pursuant to FASB ASC Topic 718 - Stock Compensation.

(4) On May 4, 2009, the Company’s Board of Directors approved new Stock Option Agreements and a grant of stock options to purchase an aggregate of 1,340,000 shares of the Company’s common stock to the officers and various Directors of the Company in consideration for their services to the Company for the year ending December 31, 2009.  David Zaikin, the Company’s Chief Executive Officer and Director was granted stock options to purchase 300,000 shares, Elena Pochapski, the Company’s Chief Financial Officer and Director was granted stock options to purchase 300,000 shares, Helen Teplitskaia, the Company’s President and Director was granted  options to purchase 200,000 shares, Timothy Peara, the Company’s Director was granted options to purchase 200,000 shares, Oleg Zhuravlev, the Company’s former Director was granted options to purchase 170,000 shares, and Sergey Potapov, the Company’s Director was granted options to purchase 170,000 shares.  All of the stock options have an exercise price of $0.055 per share, the market price of the Company’s common stock on the grant date. Additionally, all of the stock options have the same vesting terms, including the vesting of 1/4th of the stock options on the grant date, and 1/4th of the stock options vesting at the end of each of the Company’s following three fiscal quarters.  All of the stock options expire three years from the grant date and include a cashless exercise provision.

Board of Directors Compensation:

The following table sets forth summary information concerning the compensation we paid to directors during the year ended December 31, 2009:

NAME (1)	FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS ($)	TOTAL ($)

Oleg V. Zhuravlev (2)	--	$5,817(4)	$5,817
Vladimir Eret (3)	--	--	--
Sergei Potapov	--	$5,817(4)	$5,817
Timothy Peara	$35,000*	$6,844(4)	$41,844

* Fees listed above for fiscal 2009 were accrued and were satisfied by the issuance of shares of the Company’s common stock in October 2010, in connection with the Debt Conversion Agreements described below under “Certain Relationships and Related Transactions”.

No Director received any Stock Awards, Non-Equity Incentive Plan Compensation, Nonqualified Deferred Compensation Earnings or other compensation during the fiscal year ended December 31, 2009.

(1) Mr. Zaikin, Ms. Teplitskaia and Ms. Pochapski did not receive any compensation separate from the consideration they received as an officer of the Company for the year ended December 31, 2009 in consideration for services to the Board as a Director of the Company.

(2) Resigned effective January 11, 2010.

(3) Resigned effective November 23, 2009.

(4) On May 4, 2009, the Company’s Board of Directors approved new Stock Option Agreements and a grant of stock options to purchase an aggregate of 1,340,000 shares of the Company’s common stock to the officers and various Directors of the Company in consideration for their services to the Company for the year ending December 31, 2009.  David Zaikin, the Company’s Chief Executive Officer and Director was granted stock options to purchase 300,000 shares, Elena Pochapski, the Company’s Chief Financial Officer and Director was granted stock options to purchase 300,000 shares, Helen Teplitskaia, the Company’s President and Director was granted  options to purchase 200,000 shares, Timothy Peara, the Company’s Director was granted options to purchase 200,000 shares, Oleg Zhuravlev, the Company’s former Director was granted options to purchase 170,000 shares, and Sergey Potapov, the Company’s Director was granted options to purchase 170,000 shares.  All of the stock options have an exercise price of $0.055 per share, the market price of the Company’s common stock on the grant date. Additionally, all of the stock options have the same vesting terms, including the vesting of 1/4th of the stock options on the grant date, and 1/4th of the stock options vesting at the end of each of the Company’s following three fiscal quarters.  All of the stock options expire three years from the grant date and include a cashless exercise provision.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
(a)	(#)	(#)	(#)	($)	(f)	(#)	($)	(#)	(#)
	Exercisable	Unexercisable	(d)	(e)		(g)	(h)	(i)	(j)
	(b)	(c)
David Zaikin	75,000	-	-	$0.055	May 4, 2012
	75,000	-	-	$0.055	May 4, 2012
	75,000	-	-	$0.055	May 4, 2012
	75,000	-	-	$0.055	May 4, 2012
	17,500	-	-	$0.72	December 31, 2012
	7,500	-	-	$0.63	December 31, 2012
	7,500	-	-	$0.49	December 31, 2012
	7,500	-	-	$0.38	December 31, 2012
	7,500	-	-	$0.31	December 31, 2012
	7,500	-	-	$0.31	December 31, 2012
	7,500	-	-	$0.34	December 31, 2012

	7,500	-	-	$0.33	December 31, 2012
	7,500	-	-	$0.32	December 31, 2012
	7,500	-	-	$0.26	December 31, 2012
	7,500	-	-	$0.21	December 31, 2012
	7,500	-	-	$0.14	December 31, 2012
	17,500	-	-	$2.26	December 31, 2011
	7,500	-	-	$2.14	December 31, 2011
	7,500	-	-	$1.94	December 31, 2011
	7,500	-	-	$1.62	December 31, 2011
	7,500	-	-	$1.69	December 31, 2011
	7,500	-	-	$1.82	December 31, 2011
	7,500	-	-	$1.79	December 31, 2011
	7,500	-	-	$1.77	December 31, 2011
	7,500	-	-	$1.46	December 31, 2011
	7,500	-	-	$1.16	December 31, 2011
	7,500	-	-	$0.86	December 31, 2011
	7,500	-	-	$0.76	December 31, 2011

Elena Pochapski	75,000	-	-	$0.055	May 4, 2012
	75,000	-	-	$0.055	May 4, 2012
	75,000	-	-	$0.055	May 4, 2012
	75,000	-	-	$0.055	May 4, 2012
	17,500	-	-	$0.72	December 31, 2012
	7,500	-	-	$0.63	December 31, 2012
	7,500	-	-	$0.49	December 31, 2012
	7,500	-	-	$0.38	December 31, 2012
	7,500	-	-	$0.31	December 31, 2012
	7,500	-	-	$0.31	December 31, 2012

7,500	-	-	$0.34	December 31, 2012
7,500	-	-	$0.33	December 31, 2012
7,500	-	-	$0.32	December 31, 2012
7,500	-	-	$0.26	December 31, 2012
7,500	-	-	$0.21	December 31, 2012
7,500	-	-	$0.14	December 31, 2012
17,500	-	-	$2.26	December 31, 2011
7,500	-	-	$2.14	December 31, 2011
7,500	-	-	$1.94	December 31, 2011
7,500	-	-	$1.62	December 31, 2011
7,500	-	-	$1.69	December 31, 2011
7,500	-	-	$1.82	December 31, 2011
7,500	-	-	$1.79	December 31, 2011
7,500	-	-	$1.77	December 31, 2011
7,500	-	-	$1.46	December 31, 2011
7,500	-	-	$1.16	December 31, 2011
7,500	-	-	$0.86	December 31, 2011
7,500	-	-	$0.76	December 31, 2011

Helen Teplitskaia	50,000	-	-	$0.055	May 4, 2012
	50,000	-	-	$0.055	May 4, 2012
	50,000	-	-	$0.055	May 4, 2012
	50,000	-	-	$0.055	May 4, 2012

EMPLOYMENT AGREEMENTS

David Zaikin, Chief Executive Officer and Director

David Zaikin, the Company's Chief Executive Officer, signed an employment agreement effective as of August 1, 2004, which expired as of December 31, 2008 (but was extended to December 31, 2009, pursuant to the Zaikin Employment Extension Agreement and further to December 31, 2010, as described below). Under the agreement, Mr. Zaikin was obligated to perform at least 40 hours per week of work on behalf of the Company.

On or around April 30, 2009, the Company entered into a “One Year Term Extension To The Employment Agreement of August 1, 2004” with David Zaikin, the Company’s Chief Executive Officer (the “Zaikin Employment Extension Agreement”).  The Zaikin Employment Extension Agreement extended the term of the previous employment agreement entered into on August 1, 2004, for an additional year, such that the employment agreement expired on December 31, 2009.  The salary for the year ending December 31, 2009 was $180,000.  Additionally, Mr. Zaikin was granted additional stock options in the Company as described below.

In April 2010, and effective as of January 1, 2010, and again in August 2010, and effective as of July 2010, the Company entered into extensions to the Employment Agreement of David Zaikin, its Chairman and Chief Executive Officer setting his annual compensation at $180,000 and extending such Employment Agreement until December 31, 2010.

Mr. Zaikin was provided eight (8) weeks of vacation leave per year. Additionally, Mr. Zaikin also had the right under his employment agreement to purchase stock options in the Company. Under the 2003 plan, Mr. Zaikin had the right to purchase 100,000 shares of restricted stock, at an exercise price of $0.14 per share, which options expired unexercised on December 31, 2007. Under the 2004 plan, Mr. Zaikin had the right to purchase 100,000 shares of the Company's common stock, at an exercise price of $0.20 per share, which options expired unexercised on December 31, 2008. Under the 2005 plan, Mr. Zaikin has the right to purchase 100,000 shares of the Company's common stock, at an exercise price of $0.60 per share, which expired unexercised on December 31, 2009 and under the 2006 plan, Mr. Zaikin had the right to purchase 100,000 shares of the Company’s common stock, at an exercise price of $0.60 per share, which options expired unexercised on December 31, 2010. Mr. Zaikin's stock option plan continued until December 31, 2008, giving him the right to purchase 10,000 shares of common stock as of January 1, of each year, and 7,500 shares on the first date of each month thereafter, up to a maximum of 100,000 shares per year, with the exercise prices as follows: for the year beginning January 1, 2007 and any subsequent year, the exercise price will be 110% of the average closing prices for the three months prior to each grant date. All stock options received by Mr. Zaikin terminate at 5:00 p.m. (Eastern Standard Time) on the fourth anniversary of December 31st of each year in which the options were granted. All options received by Mr. Zaikin are non-transferable, except by will or the laws of distribution, and any attempt to do so shall void the option. In May 2009 (as described below) Mr. Zaikin was granted stock options to purchase 300,000 shares of common stock at an exercise price of $0.055 per share. The options expire on May 4, 2012.

Helen Teplitskaia, President and Director

Helen Teplitskaia is the Company’s President and Director.  She has not signed a formal employment agreement with the Company.  However, through a letter agreement, the Company agreed to provide her compensation by issuing her 10,000 shares of restricted common stock per month, beginning May 2007 and for each month thereafter for the years ended December 31, 2007, 2008, 2009 and 2010.  The Company also issued her 50,000 shares of restricted common stock as a signing bonus.  Additionally in May 2009 Ms. Teplitskaia was granted stock options to purchase 200,000 shares of common stock in the Company (as described below) at an exercise price of $0.055 per share. The options expire on May 4, 2012.

Elena Pochapski, Chief Financial Officer and Director

Elena Pochapski is employed as the Company's Chief Financial Officer. She signed an employment contract with the Company on August 1, 2003, which was effective until December 31, 2008 and was extended for an additional year pursuant to the “One Year Term Extension To The Employment Agreement of August 1, 2004” described below. Ms. Pochapski was entitled to six (6) weeks of vacation time per year.

On or around April 30, 2009, the Company entered into a “One Year Term Extension To The Employment Agreement of August 1, 2004” with Elena Pochapski, the Company’s Chief Financial Officer (the “Pochapski Employment Extension Agreement”).  The Pochapski Employment Extension Agreement extended the term of the previous employment agreement entered into on August 1, 2003, for an additional year, such that the employment agreement was to expire on December 31, 2009.  The salary for the year ending December 31, 2009 was $75,000.  Additionally, Mrs. Pochapski was granted additional stock options in the Company as described below.

In April 2010, and effective as of January 1, 2010, and again in August 2010, and effective as of July 2010, the Company entered into extensions to the Employment Agreement of Ms. Pochapski, setting her annual compensation at $75,000 and extending such Employment Agreement until December 31, 2010.

Ms. Pochapski had the right under her employment agreement to receive stock options in the Company. Under the 2003 plan, Ms. Pochapski had the right to purchase 100,000 shares of restricted stock of the Company for an exercise price of $0.14 per share, which options were exercised by Ms. Pochapski in February 2006. Under the 2004 plan, Ms. Pochapski had the right to purchase 100,000 shares at an exercise price of $0.20 per share, which options expired unexercised on December 31, 2008, under the 2005 plan, Ms. Pochapski has the right to purchase 100,000 shares at an exercise price of $0.60 per share, which options expired unexercised on December 31, 2009, and under the 2006 plan, Ms. Pochapski has the right to purchase 100,000 shares at an exercise price of $0.60 per share, which options expired unexercised on December 31, 2010. Ms. Pochapski's stock option plan continued until December 31, 2008, giving her the right to purchase 10,000 shares of common stock as of January 1, of each year, and 7,500 shares on the first date of each month thereafter, up to a maximum of 100,000 shares per year, with exercise prices as follows: for 2007 and each subsequent year the exercise price is 110% of the average closing prices for the three months prior to the grant date. All stock options received by Ms. Pochapski will terminate at 5:00 p.m. (Eastern Standard Time) on the fourth anniversary of December 31st of each year in which the options were granted. All options received by Ms. Pochapski are non-transferable except by will or the laws of distribution and any attempt to do so shall void the option. In May 2009 (as described below), Ms. Pochapski was granted the right to purchase 300,000 shares of common stock at an exercise price of $0.055 per share. The options expire on May 4, 2012.

Previously, on September 1, 2005, the Company entered into an "Amendment to the Employment Agreement Dated August 1, 2003" ("Amended Employment Agreement") with Elena Pochapski. Pursuant to the terms of the Amended Employment Agreement, Ms. Pochapski agreed to forgive $50,000 of salary which she was owed for services rendered under her employment agreement, in return for the Company issuing her 400,000 shares of the Company's restricted common stock. Additionally, Ms. Pochapski agreed to postpone the payment of the remaining $84,707 which she was owed in connection with her employment agreement from the period from August 1, 2003 to August 30, 2005, until such time as the Company has sufficient profits to pay the amount in cash either partially or in full. The Amended Employment Agreement also set Ms. Pochapski's annual salary for the period from September 1, 2005 until August 30, 2006 at CDN $75,000. The Amended Employment Agreement also provided for the Company to pay Ms. Pochapski a monthly allowance of CDN $500 in consideration for her using her personal automobile for Company related services.

May 2009 Stock Option Agreements:

On May 4, 2009, the Company’s Board of Directors approved new Stock Option Agreements and a grant of stock options to purchase an aggregate of 1,340,000 shares of the Company’s common stock to the officers and various Directors of the Company in consideration for their services to the Company for the year ending December 31, 2009.  David Zaikin, the Company’s Chief Executive Officer and Director, was granted stock options to purchase 300,000 shares, Elena Pochapski, the Company’s Chief Financial Officer and Director was granted stock options to purchase 300,000 shares, Helen Teplitskaia, the Company’s President and Director was granted options to purchase 200,000 shares, Timothy Peara, the Company’s Director was granted options to purchase 200,000 shares, Oleg Zhuravlev, the Company’s former Director was granted options to purchase 170,000 shares, and Sergey Potapov, the Company’s Director was granted options to purchase 170,000 shares.  All of the stock options have an exercise price of $0.055 per share, the market price of the Company’s common stock on the grant date. Additionally, all of the stock options have the same vesting terms, including the vesting of 1/4th of the stock options on the grant date, and 1/4th of the stock options vesting at the end of each of the Company’s next three fiscal quarters.  All of the stock options expire three years from the grant date and include a cashless exercise provision.

Debt Conversion Agreements

In October 2010, certain of the Company’s creditors, including Mr. Zaikin and Ms. Pochapski entered into Debt Conversion Agreements with the Company, described in greater detail below under “Certain Relationships and Related Transactions”, pursuant to which they agreed to convert the amount they were owed into shares of the Company’s common stock.

The description of the various employment agreements described above are subject in all respects to the actual terms and conditions of such agreements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of Siberian’s capital stock as of January 7, 2011 by (i) each person who is known by Siberian to own beneficially more than five percent (5%) of Siberian’s outstanding voting stock; (ii) each of Siberian’s Directors; (iii) each of Siberian’s executive officers; and (iv) all of Siberian’s current executive officers and Directors as a group. As of January 7, 2011, the Record Date, 42,132,944 shares of Siberian common stock were issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. Siberian believes that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of common stock shown as beneficially owned by such person.

Name And Address Of Beneficial Owner	Shares Of Common Stock Beneficially Owned (1)	Options to Purchase Shares of Common Stock Exercisable Within The Next 60 Days	Total Shares Of Common Stock Beneficially Owned (2)	Percent (1)
David Zaikin CEO and Director 330 Madison Ave., 6th Floor, New York, New York 10017	11,273,895	500,000 (3)	11,773,895	27.6%

Elena Pochapski CFO and Director 330 Madison Ave., 6th Floor, New York, New York 10017	3,096,655(4)	500,000 (5)	3,696,655	8.4%
Sergey Potapov Director Kurgan City Lenina St. 27/X Russia 640000	10,000	338,000 (6)	348,000	0.8%
Tim Peara Director 330 Madison Ave., 6th Floor, New York, New York 10017	2,963,578	400,000 (7)	3,363,578	7.9%
Helen Teplitskaia President and Director 330 Madison Ave. 6th Floor New York, New York 10017	490,000	200,000 (8)	690,000	1.6%
Business Standard 17 Nastavichesky Pereulok Unit 1 Moscow 107120	6,477,546	-	6,477,546	15.4%
Svetlana Slepchuk Mosfilmovskaya Street 17/25 Apt. 17 Moscow, Russia 119330	3,900,000	-	3,900,000	9.3%
All the Officers and Directors as a group (5 persons)	17,834,128	1,938,000 (4), (6), (7), (8)	19,772,128	44.9%

 * Indicates beneficial ownership of less than 1% of the total outstanding common stock.

(1) Based on 42,132,944 shares of the Company’s common stock issued and outstanding as of the Record Date. Additionally, shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of January 7, 2011, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

(2) Includes shares of common stock held as well as shares of common stock subject to an option or warrant currently exercisable or exercisable within sixty (60) days of the Record Date.

(3) Includes 100,000 options to purchase shares of our common stock as described above, which vested throughout the fiscal year ended 2007, and 100,000 options to purchase shares of our common stock at an exercise price equal to 110% of the average closing prices for the three months prior to each grant date as described in greater detail above under “Outstanding Equity Awards At Fiscal Year-End”. All options are valid until 5 P.M. December 31, on the fourth anniversary of each year that the options vest. Also includes Stock Options to purchase 300,000 shares of common stock with an exercise price of $0.055 per share, the market price of the Company’s common stock on the grant date, May 4, 2009, which stock options expire three years from the grant date and include a cashless exercise provision.

(4) Includes 30,000 shares held in Ms. Pochapski’s daughter’s name, which Ms. Pochapski is deemed to beneficially own.

(5) Includes 100,000 options to purchase shares of our common stock as described above, which vested throughout the fiscal year ended 2007 and 100,000 options to purchase shares of our common stock at an exercise price equal to 110% of the average closing prices for the three months prior to each grant date as described in greater detail above under “Outstanding Equity Awards At Fiscal Year-End”. All options are valid until 5 P.M. December 31, on the fourth anniversary of each year that the options vest. Also includes Stock Options to purchase 300,000 shares of common stock with an exercise price of $0.055 per share, the market price of the Company’s common stock on the grant date, May 4, 2009, which stock options expire three years from the grant date and include a cashless exercise provision.

(6) Includes 84,000 options to purchase shares of our common stock as described above, which vested throughout the fiscal year ended 2007, and 84,000 options to purchase shares of our common stock at an exercise price equal to 110% of the average closing prices for the three months prior to each grant date. All options are valid until 5 P.M. December 31, on the fourth anniversary of each year that the options vest. Also includes Stock Options to purchase 170,000 shares of common stock with an exercise price of $0.055 per share, the market price of the Company’s common stock on the grant date, May 4, 2009, which stock options expire three years from the grant date and include a cashless exercise provision.

(7) Includes 100,000 options to purchase shares of our common stock as described above, which vested throughout the fiscal year ended 2007 and 100,000 options to purchase shares of our common stock at an exercise price equal to 110% of the average closing prices for the three months prior to each grant date. All Director options are valid until 5 P.M. December 31, on the fourth anniversary of each year that the options vest. Also includes Stock Options to purchase 200,000 shares of common stock with an exercise price of $0.055 per share, the market price of the Company’s common stock on the grant date, May 4, 2009, which stock options expire three years from the grant date and include a cashless exercise provision.

(8) Includes Stock Options to purchase 200,000 shares of common stock with an exercise price of $0.055 per share, the market price of the Company’s common stock on the grant date, May 4, 2009, which stock options expire three years from the grant date and include a cashless exercise provision.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On May 1, 2006, our Director, Timothy Peara exercised his option to purchase 50,000 shares of our common stock in accordance with the terms of his Option agreement entered into in consideration for consulting services rendered in 2005. Mr. Peara elected a cashless exercise of the options and he will therefore receive the full number of shares exercised (50,000), less the number of shares that totaled the aggregate exercise price of the 50,000 shares ($15,000 with each option exercisable at $0.30 per share), based on the average market value of the common stock on the five (5) trading days prior to Mr. Peara's exercise ($2.00), which is equal to 7,500 shares. As a result, Mr. Peara was issued 42,500 shares in connection with the exercise of his options.

We previously agreed to issue Alternative Energy Finance Ltd. ("AEF"), of which Tim Peara is the Managing Director as well as a Director of the Company, certain warrants in connection with Mr. Peara introducing the parties who formed the joint venture. Pursuant to an agreement between AEF and the Company, AEF will receive compensation based on the total investment made by Baltic Petroleum Ltd. in the Joint Venture.

In connection with that agreement, the following warrants were granted to AEF: warrants to purchase 17,561 shares of our common stock at $0.67 per share, which were granted to Mr. Peara on March 31, 2006; warrants to purchase 20,412 shares of our common stock at an exercise price of $2.02 per share, granted effective June 30, 2006; warrants to purchase 20,952 shares of our common stock at an exercise price of $1.53 per share effective September 30, 2006; and warrants to purchase 38,648 shares of our common stock at an exercise price of $1.44 per share effective December 31, 2006.  All of the warrants were exercisable for three years from the date of issuance and have expired as unexercised to date.

From January 1, 2007 to December 31, 2007, we accrued approximately $108,827 in fees payable to AEF in connection with the AEF agreement (which have been converted to shares in connection with the Debt Conversion Agreements, described below), and we also granted AEF the following securities pursuant to the agreement: warrants to purchase 48,925  shares of our common stock at an exercise price of $1.10 per share effective March 31, 2007, which have since expired as unexercised; warrants to purchase 55,233 shares of our common stock at an exercise price of $1.14 per share, effective June 30, 2007, which have since expired as unexercised; warrants to purchase 51,352 shares of our common stock at an exercise price of $0.74 per share, effective September 30, 2007, which have since expired as unexercised; and warrants to purchase 78,130 shares of our common stock at an exercise price of $0.46 per share, effective December 31, 2007, which have since expired as unexercised.  All of the warrants were exercisable for three years from the date of issuance and contained a cashless exercise provision.

On March 13, 2007, Mr. Peara personally, and on behalf of AEF agreed to accept 58,134 shares of our restricted common stock in consideration for the forgiveness of $45,626 owed personally to Mr. Peara in Director’s fees and accrued expenses and $47,969 owed to AEF in connection with our agreement with AEF for fees due from the period from March 31, 2006 to December 31, 2006, which shares have been issued to date and which debt has been forgiven by Mr. Peara and AEF.

We have not been required to pay AEF any additional consideration and/or grant AEF any additional warrants since December 31, 2007, as Baltic has not invested any additional funds into the Joint Venture since the end of that period.

On January 25, 2007, our Board of Directors approved the issuance of an aggregate of 465,000 shares of our restricted common stock to our current officers and Directors in consideration for services rendered to the Company during the year ended December 31, 2006, as follows:

o
350,000 shares of our restricted common stock to David Zaikin, our Chief Executive Officer and Director, which compensation was granted by our Board of Directors in its sole discretion, even though Mr. Zaikin had previously agreed not to be paid or accrue any salary for fiscal 2006;

o	50,000 shares of our restricted common stock to Elena Pochapski, our Chief Financial Officer and Director;

o	20,000 shares of our restricted common stock to Timothy Peara, our Director;

o	25,000 shares of our restricted common stock to Oleg Zhuravlev, our then Director;

o	10,000 shares of our restricted common stock to Vladimir Eret, our then Director; and

o	10,000 shares of our restricted common stock to Sergei Potapov, our Director.

On January 25, 2007, we approved an annual salary of $180,000 (plus a performance based bonus to be determined by the Board of Directors at the end of the 2007 fiscal year, which bonus totaled 190,000 shares valued at $309,700, which shares were issued in July 2007) for our Chief Executive Officer and Director, David Zaikin for the 2007 fiscal year. On January 31, 2007, Mr. Zaikin notified us that effective February 1, 2007, he was withdrawing his previous request to not accrue any salary until we had sufficient funds to pay such salary, and instead requested that we pay him his 2007 salary if funds were available for such payments and/or that we accrue such salary until we have sufficient funds to repay him any accrued amounts. In February 2007, our Board of Directors approved the issuance of 350,000 shares of our restricted common stock to Mr. Zaikin, in consideration for compensation for the year ended December 31, 2006, which compensation was granted by our Board of Directors in its sole discretion, even though Mr. Zaikin had previously agreed not to be paid or accrue any salary for fiscal 2006.  In July 2007, we issued an aggregate of 190,000 restricted shares of common stock to Mr. Zaikin, and certain of his assigns, in consideration for services rendered during the first two quarters of 2007.

On January 26, 2007, the Company's Chief Executive Officer, President and Director, David Zaikin transferred 25,000 shares of the Company's restricted common stock which he held to the Toronto Jewish Academy Ohr Menahem (“TJA”). The shares were transferred to the TJA as a charitable donation from Mr. Zaikin personally.

On January 26, 2007, the Company's Chief Financial Officer and Director, Elena Pochapski transferred 30,000 shares of the Company's restricted common stock which she held to her daughter, which shares she is deemed to beneficially own, and which shares have been included in her beneficial ownership listed throughout this report.

In May 2007, Helen Teplitskaia was appointed as the President and Director of the Company.

In June 2007, we issued 70,000 shares of restricted common stock to our President, Helen Teplitskaia, of which 50,000 shares were a sign-on bonus in connection with her agreeing to be an officer of the Company in May 2007, and 20,000 shares were part of her compensation package with the Company, whereby she is to be paid 10,000 shares per month for her service to the Company, which shares were issued for services rendered in May and June 2007. During the period from July to December 2007, 50,000 shares were issued for services rendered in July through November 2007.  In June 2008, we issued an aggregate of 70,000 restricted shares of common stock to Ms. Teplitskaia in consideration for services rendered during the months of December 2007, and January through June 2008.  Ms. Teplitskaia was subsequently issued the shares she was due for the months ended July 2008 through December 2008 in November 2008.

In July 2007, Mr. Zaikin agreed to transfer 40,000 shares of the Company's restricted common stock which he held to the Toronto Jewish Russian Academy Ohr Menahem (the "TJRA”). The shares were transferred to the TJRA as a charitable donation from Mr. Zaikin personally.

In July 2007, Ms. Pochapski agreed to transfer 75,000 shares of the Company's restricted common stock which she held to the Jewish- Russian Community Center (the "JRCC”). The shares were transferred to the JRCC as a charitable donation from Ms. Pochapski personally.

The Company has previously agreed to pay its President, Helen Teplitskaia, 10,000 shares of common stock per month for her service to the Company.  As such, in June 2009, the Company issued Ms. Teplitskaia an aggregate of 60,000 shares, 10,000 shares per month from January 2009 to June 2009.

On or around April 30, 2009, the Company entered into a “One Year Term Extension To The Employment Agreement of August 1, 2004” with David Zaikin, the Company’s Chief Executive Officer and Elena Pochapski, the Company’s Chief Financial Officer (the “Executives” and the “Employment Extension Agreements”).  The Employment Extension Agreements extended the term of the Executives previous employment agreements entered into on August 1, 2004 and September 1, 2003, respectively, for an additional year, such that the employment agreements were to expire on December 31, 2009.  The Executives’ salaries for the year ending December 31, 2009 were $180,000 and $75,000 for Mr. Zaikin and Ms. Pochapski, respectively.  Additionally, both of the Executives were granted additional stock options in the Company as described below.

On May 4, 2009, the Company’s Board of Directors approved new Stock Option Agreements and a grant of stock options to purchase an aggregate of 1,340,000 shares of the Company’s common stock to the officers and various Directors of the Company in consideration for their services to the Company for the year ending December 31, 2009.  David Zaikin, the Company’s Chief Executive Officer and Director, was granted stock options to purchase 300,000 shares, Elena Pochapski, the Company’s Chief Financial Officer and Director, was granted stock options to purchase 300,000 shares, Helen Teplitskaia, the Company’s President and Director, was granted  options to purchase 200,000 shares, Timothy Peara, the Company’s Director, was granted options to purchase 200,000 shares, Oleg Zhuravlev, the Company’s former Director, was granted options to purchase 170,000 shares, and Sergey Potapov, the Company’s Director, was granted options to purchase 170,000 shares.  All of the stock options have an exercise price of $0.055 per share, the market price of the Company’s common stock on the grant date. Additionally, all of the stock options have the same vesting terms, including the vesting of 1/4th of the stock options on the grant date, and 1/4th of the stock options vesting at the end of each of the Company’s next three fiscal quarters.  All of the stock options expire three years from the grant date and include a cashless exercise provision.

Vladimir Eret resigned as a Director of the Company effective November 23, 2009.

Oleg Zhuravlev resigned as a Director of the Company effective January 11, 2010.

In April 2010, and effective as of January 1, 2010, the Company entered into extensions to the Employment Agreements of David Zaikin, its Chairman and Chief Executive Officer and Elena Pochapski, its Director and Chief Financial Officer, which Employment Agreements as extended expired on June 30, 2010.  Mr. Zaikin’s Employment Agreement extension set his annual compensation at $180,000 and Ms. Pochapski’s Employment Agreement extension set her annual compensation at $75,000.

In August 2010, and effective as of July 1, 2010, the Company entered into extensions to the Employment Agreements of David Zaikin, its Chairman and Chief Executive Officer and Elena Pochapski, its Director and Chief Financial Officer, which Employment Agreements were extended until December 31, 2010.  Mr. Zaikin’s Employment Agreement extension set his annual compensation at $180,000 and Ms. Pochapski’s Employment Agreement extension set her annual compensation at $75,000.

In October 2010, the Company entered into Debt Conversion Agreements with nine (9) creditors of the Company (the majority of which were shareholders and related parties of the Company), pursuant to which such creditors agreed to convert an aggregate of $2,554,460 of debt owed to such creditors by the Company and accrued and unpaid interest thereon, which debt represented loans previously provided by the creditors to the Company, accrued and unpaid salary and other debts owed to the creditors by the Company, into 23,222,359 shares of restricted common stock of the Company (representing 55% of the Company’s then outstanding shares), at the rate of one share for each $0.11 of debt converted (the “Conversion”).  The Conversion price of $0.11 per share was calculated based on the average market price of the Company’s common stock on the Over-The-Counter Bulletin Board for the six months prior to September 30, 2010.

Included in the creditors who agreed to the Conversions were Alternative Energy Finance (which is an entity controlled by Timothy Peara, a Director of the Company), which converted $158,924 of debt owed to it by the Company into 1,444,767 shares of restricted common stock (representing 3.4% of the Company’s outstanding common stock); Timothy Peara, who converted $147,537 of debt owed to him by the Company into 1,341,242 shares of restricted common stock (representing 3.2% of the Company’s outstanding common stock); Elena Pochapski, the Company’s Chief Financial Officer and Director, who converted $298,832 owed to her by the Company into 2,716,655 shares of restricted common stock (representing 6.5% of the Company’s outstanding common stock) ; and David Zaikin, the Company’s Chief Executive Officer and Director, who converted $1,153,228 of debt owed to him by the Company into 10,483,895 shares of restricted common stock (representing 24.9% of the Company’s outstanding common stock).  Additionally, Business Standard, a consultant of the Company, converted $607,975 of debt owed to it by the Company into 5,527,046 shares of common stock (representing 13.2% of the Company’s then outstanding common stock).

In November 2010, the Company issued its President, Helen Teplitskaia, an additional 180,000 shares of common stock in consideration for services rendered during the months of July, August, September, October, November and December 2009 and the months of January, February, March, April, May, June, July, August, September, October, November and December 2010.

In November 2010, David Zaikin purchased 30,000 shares of the Company’s common stock in the open market at an average price per share of approximately $0.04.

What Vote Is Required For Election Of The Directors?

The vote of a plurality of the Company's shares eligible to vote at the Company's annual meeting of stockholders is required for the election of each of the Nominees.  As described above, as of the Record Date the Majority Shareholders beneficially own and have agreed to vote (or have provided Mr. Zaikin, or his assigns a proxy or voting agreement to vote) an aggregate of 24,241,674 shares or 57.5% of our common stock at the Meeting.  As such, the Majority Shareholders or their proxies will approve the election of the Directors without the further vote or consent of any other of the Company’s stockholders. Therefore, no further stockholder approval is required or sought.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

PROPOSAL 2

TO AUTHORIZE OUR BOARD OF DIRECTORS TO AMEND OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE SPLIT OF OUR OUTSTANDING COMMON STOCK IN A RATIO OF 1:70 AND TO RE-AUTHORIZE 100,000,000 SHARES OF AUTHORIZED COMMON STOCK, $0.001 PAR VALUE PER SHARE AND 10,000,000 SHARES OF PREFERRED STOCK, $0.001 PAR VALUE PER SHARE.

What Are The Majority Stockholders Approving?

Our Majority Shareholders will approve the filing of a Certificate of Amendment to our Articles of Incorporation to affect a reverse split of our issued and outstanding common stock in a ratio of 1:70 (the "Reverse Stock Split"). The Reverse Stock Split will combine a whole number of outstanding shares of our common stock into one (1) share of common stock, thus reducing the number of outstanding shares without any corresponding change in our par value or market capitalization. As a result, the number of shares of our common stock owned by each stockholder would be reduced in the same proportion as the reduction in the total number of shares outstanding, so that the percentage of the outstanding shares owned by each stockholder would remain unchanged.

In connection with the Reverse Stock Split, we will also re-authorize 100,000,000 shares of common stock, $0.001 par value per share and 10,000,000 shares of preferred stock, $0.001 par value per share (“Preferred Stock”), and re-authorize our Board of Directors to determine the rights, preferences and other terms and conditions of our preferred stock as they may determine in their sole discretion.  The common stock and preferred stock will be re-authorized, to make it clear that such number of authorized shares of common stock and preferred stock will not be affected by the Reverse Stock Split.

The Reverse Stock Split was previously approved by our Board of Directors (subject to shareholder approval on December 15, 2010).  As such, after approval by our Majority Shareholders, we will affect the Reverse Stock Split by directing management to file a Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State in a form substantially similar to the attached Appendix A. The Reverse Stock Split will become effective at the time specified in the amendment to our Articles of Incorporation after its filing with the Nevada Secretary of State, which we refer to as the "Effective Time". The text of the proposed amendment to our Articles of Incorporation is subject to modification to include such changes as may be required by the office of the Nevada Secretary of State or as our Board of Directors deems necessary and advisable to affect the Reverse Stock Split.

Our Board of Directors reserves the right, even after approval by our Majority Shareholders, to forego or postpone the filing of the Certificate of Amendment to our Articles of Incorporation in connection with the Reverse Stock Split, if it determines such action is not in our best interests or the best interests of our stockholders.

What Is The Purpose Of The Reverse Stock Split?

The Board of Directors believes that reducing the number of outstanding shares of the Company’s common stock may increase the per share trading value of the Company’s common stock and position the Company more favorably for acquisition or development of an operating company for its future development and growth while also providing additional shares of authorized but unissued shares of our common stock for future issuance by the Board of Directors.

We currently have no plans, proposals or arrangements, written or otherwise, regarding the issuance of the shares of common stock which will be authorized but unissued after the consummation of the Reverse Stock Split.

How Will The Reverse Stock Split Affect My Rights?

The completion of the Reverse Stock Split will not affect any stockholder's proportionate equity interest in our Company, except for the effect of rounding up fractional shares to a nearest whole share (as described in greater detail below). For example, a stockholder who owns a number of shares that prior to the Reverse Stock Split represented one percent of the outstanding shares of the Company would continue to own one percent of our outstanding shares after the Reverse Stock Split. However, the Reverse Stock Split will have the effect of increasing the number of shares available for future issuance because of the reduction in the number of shares that will be outstanding after giving effect to the Reverse Stock Split and because the amendment will also re-authorize 100,000,000 shares of common stock, $0.001 par value per share and 10,000,000 shares of preferred stock, $0.001 par value per share. Also, because the Reverse Stock Split will result in fewer shares of our common stock outstanding, the per share income/(loss), per share book value and other "per share" calculations in our quarterly and annual financial statements will be increased proportionately with the Reverse Stock Split.

What Are Some Of The Potential Disadvantages Of The Reverse Stock Split?

Reduced Market Capitalization. While we expect that the reduction in our outstanding shares of common stock will increase the market price of our common stock, we cannot assure you that the Reverse Stock Split will increase the market price of our common stock by a factor equal to the Reverse Stock Split itself (i.e., by 70), or that such Reverse Stock Split will result in any permanent increase in the market price of our common stock, which can be dependent upon many factors, including our business and financial performance and prospects. Should the market price of our common stock decline after the Reverse Stock Split, the percentage decline may be greater, due to the smaller number of shares outstanding and the small number of shares in our public float, than it would have been prior to the Reverse Stock Split. In some cases the stock price of companies that have affected Reverse Stock Splits has subsequently declined back to pre-reverse split levels. Accordingly, we cannot assure you that the market price of our common stock immediately after the effective date of the Reverse Stock Split will be maintained for any period of time or that the ratio of post- and pre-split shares will remain the same after the Reverse Stock Split is effected, or that the Reverse Stock Split will not have an adverse effect on our stock price due to the reduced number of shares outstanding thereafter. Furthermore, a Reverse Stock Split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share price does not increase proportionately as a result of the Reverse Stock Split, then our overall market capitalization will be reduced.

Increased Transaction Costs; Round Lot Rounding. The number of shares held by each individual stockholder will be reduced if the Reverse Stock Split is implemented; however, the Company will round each stockholder’s total shares up to a minimum of 100 shares, also called a “round lot.”  As a result, following the Reverse Stock Split, no shareholder will hold less than 100 shares, no matter how many total shares of common stock that they held prior to the Reverse Stock Split.

Liquidity. Although our Board of Directors believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Stock Split and the anticipated resulting increase in the price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Authorized Shares; Future Financings. Upon effectiveness of the Reverse Stock Split, the number of authorized shares of common stock that are not issued or outstanding would increase. As a result, we will have an increased number of authorized but unissued shares of common stock which we may issue in financings or otherwise. If we issue additional shares, the ownership interests of our current stockholders may be diluted.

Anti-takeover effects.  The Reverse Stock Split could have an anti-takeover effect, in that additional shares of common stock could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, which could be exacerbated by the Reverse Stock Split. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal, which could resist or frustrate a third-party transaction in the future, which may otherwise be favored by a majority of our independent shareholders. However, the Reverse Stock Split is being affected for the primary purpose of providing us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company. Although the increased proportion of unissued authorized shares to issued shares of common stock following the Reverse Stock Split, could under certain circumstances have an anti-takeover effect, the Reverse Stock Split is not being undertaken to accumulate shares of our common stock, obtain control of the Company or cause any anti-takeover effect.  Furthermore, we do not currently have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Additionally, other currently existing provisions of our Articles of Incorporation and Bylaws may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing our Board of Directors and management. Our Articles of Incorporation provide that our Board of Directors may issue, without further stockholder approval, up to 10,000,000 shares of Preferred Stock, par value $0.001 per share, in one or more classes or series within a class.

Finally, any Preferred Stock issued in the future may rank senior to our common stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of us, or both. In addition, any such shares of Preferred Stock may have class or series voting rights. The issuance of additional shares of Preferred Stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, a majority of our outstanding voting stock. According to our Bylaws and Articles of Incorporation, neither the holders of our common stock, nor the holders of our Preferred Stock have cumulative voting rights in the election of our directors.

Additional Anti-Takeover Provisions of Our Organizational Documents

Business Combinations

Sections 78.411 to 78.444 of the Nevada Revised Statutes (“NRS”) prohibit a Nevada corporation from engaging in a “combination” with an “interested stockholder” for three years following the date that such person becomes an interested shareholder and place certain restrictions on such combinations even after the expiration of the three-year period. With certain exceptions, an interested stockholder is a person or group that owns 10% or more of the corporation’s outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of 10% or more of such voting stock at any time within the previous three years.

Control Shares

Nevada law also seeks to impede “unfriendly” corporate takeovers by providing in Sections 78.378 to 78.3793 of the NRS that an “acquiring person” shall only obtain voting rights in the “control shares” purchased by such person to the extent approved by the other shareholders at a meeting. With certain exceptions, an acquiring person is one who acquires or offers to acquire a “controlling interest” in the corporation, defined as one-fifth or more of the voting power. Control shares include not only shares acquired or offered to be acquired in connection with the acquisition of a controlling interest, but also all shares acquired by the acquiring person within the preceding 90 days. The statute covers not only the acquiring person but also any persons acting in association with the acquiring person.

Will Fractional Shares Be Issued In Connection With The Reverse Stock Split?

No.  In the event a stockholder would have received a fractional share of common stock following the Reverse Stock Split, the Company will round up fractional shares to the nearest whole share. For example, a stockholder with 699 shares of common stock would receive 10 shares of our common stock following a 1:70 Reverse Stock Split.  Additionally, as stated above, no shareholder will receive less than 100 shares of common stock following the Reverse Stock Split.  For example, shareholders with between one (1) and 7,000 shares of common stock prior to the Reverse Stock Split will each receive 100 shares of common stock following such Reverse Stock Split.

What Will The Effect Of Our Reverse Stock Split Be On Our Outstanding Options?

Following the Reverse Stock Split, the exercise price and number of shares issuable in connection with the exercise of the Company’s outstanding options will be adjusted in proportion to the Reverse Stock Split.  For example, an outstanding option to purchase 70 shares of common stock at an exercise price of $0.10 will, upon the Reverse Stock Split, be automatically adjusted to provide for the purchase of one (1) share of common stock with an exercise price of $7.00 per share.

The result of the proposed Reverse Stock Split is shown in the table below:

	Issued and Outstanding shares of Common Stock	Shares of Common Stock Reserved For Issuance*	Authorized but unreserved shares of Common Stock available for issuance (using 100,000,000 shares of common stock authorized)
As of the date of this filing	42,132,944	1,938,000	55,929,056
Following the 1:70 Reverse Stock Split (1)	601,899 (2)	27,686	99,370,415 (2)

* Approximate.  Includes shares issuable upon the exercise of outstanding options (and does not include any shares which will be reserved for issuance following the approval of Proposal 3 herein).  Does not take into account the rounding up of fractional interests.

(1) Assumes no additional shares of common stock are issued from the date of this filing to the date such Reverse Stock Split is approved and implemented.

(2) Does not include the affects of “round lot” rounding as described above.

How Will I Exchange My Stock?

Promptly after the Effective Time, you will be notified that the Reverse Stock Split has been affected. Our stock transfer agent, American Stock Transfer & Trust Company, whom we refer to as the "Exchange Agent", will implement the exchange of stock certificates representing post-reverse split shares of our common stock in exchange for pre-reverse split shares of our common stock from our stockholders of record. You will be asked to surrender to the Exchange Agent certificate(s) representing your pre-split shares in exchange for certificates representing your post-split shares in accordance with the procedures to be set forth in a letter of transmittal which we will send to you following the Effective Time. You will not receive a new stock certificate representing your post-split shares until you surrender your outstanding certificate(s) representing your pre-split shares, together with the properly completed and executed letter of transmittal to the Exchange Agent and any other information or materials which the Exchange Agent may require. We will round fractional shares up to the nearest whole share (as described in greater detail above).

PLEASE DO NOT DESTROY ANY STOCK CERTIFICATE OR SUBMIT ANY OF YOUR CERTIFICATES UNTIL YOU ARE REQUESTED TO DO SO.

What Are The Federal Income Tax Consequences Of The Reverse Stock Split?

The federal income tax consequences of the Reverse Stock Split to our stockholders and to us are based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations promulgated under the Code, judicial authority and current administrative rulings and practices of the United States Internal Revenue Service (the "Service"). Changes to the laws could alter the tax consequences, possibly with a retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Service regarding the federal income tax consequences of the proposed Reverse Stock Split.

We will not recognize any gain or loss as a result of the Reverse Stock Split.

WE URGE STOCKHOLDERS TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE PARTICULAR CONSEQUENCES TO THEM.

What Vote Is Required For Approval?

Our Majority Shareholders will approve the filing of a Certificate of Amendment to our Articles of Incorporation to affect a Reverse Stock Split of our issued and outstanding common stock in a ratio of 1:70 and to re-authorize 100,000,000 shares of common stock, $0.001 par value per share and 10,000,000 shares of preferred stock, $0.001 par value per share. Therefore, no further stockholder approval is required or sought.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AFFECT THE REVERSE STOCK SPLIT.

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PROPOSAL 3

RATIFICATION OF THE COMPANY’S 2010 STOCK INCENTIVE PLAN

What are the stockholders being asked to approve?

On December 15, 2010, with an effective date of January 1, 2011, the Company's Board of Directors adopted, subject to the approval of our Majority Stockholders, the Company's 2010 Stock Incentive Plan (the "Plan") in the form of the attached Appendix B.

The following is a summary of the material features of the Plan:

What is the purpose of the Plan?

The Plan is intended to secure for the Company the benefits arising from ownership of the Company's common stock by the employees, officers, Directors and consultants of the Company, all of whom are and will be responsible for the Company's future growth. The Plan is designed to help attract and retain for the Company, personnel of superior ability for positions of exceptional responsibility, to reward employees, officers, Directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

Who is eligible to participate in the Plan?

The Plan will provide an opportunity for any employee, officer, Director or consultant of the Company, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company's securities, subject to any other limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company's success, and such other factors as the Board of Directors in its discretion shall deem relevant.

Who will administer the Plan?

The Plan shall be administered by the Board of Directors of the Company. The Board shall have the exclusive right to interpret and construe the Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the Plan.

How much common stock is subject to the Plan?

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company's common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the Plan is 4,000,000 shares, provided that such number of shares shall be reduced to 57,142 shares following the Reverse Stock Split. Such shares of common stock shall be made available from the authorized and unissued shares of the Company.

Does the Company have any present plans to grant or issue securities pursuant to the Plan?

No, the Company does not have any current plans to make any grants of options or to issue any securities under the Plan; however, the Company believes that the authorization of such Plan will provide the Company greater flexibility at such time in the future, if ever, as the Company’s Board of Directors believes it is in the best interest of the Company to grant or issue securities pursuant to the Plan.

What is the exercise price and expiration date of options and awards under the Plan?

The Board of Directors, in its sole discretion, shall determine the exercise price of any Options granted under the Plan which exercise price shall be set forth in the agreement evidencing the Option, provided however that at no time shall the exercise price be less than the $0.001 par value per share of the Company's common stock. Additionally, the Board of Directors has the sole discretion over the authorization of any stock awards.

What equitable adjustments will be made in the event of certain corporate transactions?

Upon the occurrence of:

(i)
the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

(ii)	the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

(iii)
in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Rule 13d-3 under the Securities Act of 1933, as amended (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant's stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

What happens to options upon termination of employment or other relationships?

The incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the Plan, or within such period following a termination of service as shall have been determined by the Board and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service.

May the Plan be modified, amended or terminated?

The Board of Directors may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board's judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a stock award as provided in Article XI of the Plan, and/or terminate or suspend the Plan as provided in Article XI.

The description of the Plan is qualified in all respects by the actual provisions of the Plan, which is attached to this information statement as Appendix B.

What vote is required to ratify the Plan?

The vote of a majority of the Company's shares eligible to vote at the Company's annual meeting of stockholders is required to approve the Plan. Since our Majority Stockholders can vote a majority of our outstanding voting shares, our Majority Stockholders will approve and ratify the Plan as set forth above. Therefore, no further stockholder approval is sought.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
RATIFICATION OF THE COMPANY'S 2010 STOCK INCENTIVE PLAN

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PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF
LUMSDEN & MCCORMICK, LLP, AS THE COMPANY’S INDEPENDENT AUDITORS FOR
THE FISCAL YEARS ENDING DECEMBER 31, 2011 AND 2010.

The Board of Directors has selected Lumsden & McCormick, LLP (“Lumsden”), as independent auditors for the Company for the fiscal year ended December 31, 2011, and recommends that the stockholders vote for approval of such appointment and ratification of such previous appointment for December 31, 2010.

The Company does not anticipate a representative from Lumsden to be present at the annual stockholders meeting. In the event that a representative of Lumsden is present at the annual meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

AUDIT FEES

The aggregate fees billed for each of the fiscal years ended December 31, 2009 and 2008 for professional services rendered by the principal accountant for the audit of the Company's annual financial statements and the review of the Company's quarterly financial statements were $22,500 and $36,000, respectively.

Audit Related Fees

None.

Tax Fees

The aggregate fees billed for each of the fiscal years ended December 31, 2009 and 2008 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $1,750 and $1,750, respectively.

All Other Fees

The total amount of other fees billed in 2009 and 2008 was $0 and $8,000, respectively.

What vote is required to ratify the appointment of Lumsden?

The vote of a majority of the Company's shares eligible to vote at the Company's annual meeting of stockholders is required to ratify the appointment of Lumsden as our independent accountants for the fiscal years ended December 31, 2011 and 2010. Since our Majority Stockholders can vote a majority of our outstanding voting shares, our Majority Stockholders will approve and ratify the appointment of Lumsden as our independent accountants for the fiscal years ended December 31, 2011 and 2009. Therefore, no further stockholder approval is required or sought.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF LUMSDEN & MCCORMICK, LLP, AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEARS ENDED DECEMBER 31, 2011 AND 2010.

OTHER MATTERS

The Board of Directors does not intend to bring any other matters before the annual meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON:

(a)	No officer or Director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or Director of the Company.

(b)	No Director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this information statement.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any proposals in this information statement.

COMPANY CONTACT INFORMATION

All inquires regarding our Company should be addressed to our Company's principal executive office:

SIBERIAN ENERGY GROUP INC.
330 Madison Ave, 6th Floor
New York, New York 10017

Attention:	David Zaikin
Chief Executive Officer

By Order of the Board of Directors:

/s/ David Zaikin
David Zaikin
Chief Executive Officer
and Chairman

January 14, 2011

APPENDIX A

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
SIBERIAN ENERGY GROUP INC.

2. The articles have been amended as follows: (provide article numbers, if available)
ARTICLE FOURTH OF THE ARTICLES OF INCORPORATION ARE AMENDED AS SET FORTH ON THE ATTACHED.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:
57.5%

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

x

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.
 This form must be accompanied by appropriate fees. Nevada Secretary of State Amend Profit-After Revised: 3-6-09

The capitalization of the Corporation is amended to reflect a 1:70 reverse stock split, and to re-authorize 100,000,000 shares of common stock, par value $0.001 per share and to authorize 10,000,000 shares of preferred stock, par value $0.001 par value per share, and as a result, the fourth article shall read as follows:

“FOURTH: Following a 1:70 reverse stock split which shall be effective as of the effective date set forth on Section 4 of this Certificate of Amendment (or in the absence of such date, on the date such Amendment is filed with the Secretary of State of Nevada), the total number of shares of stock which the Corporation is authorized to issue is One Hundred and Ten Million (110,000,000) shares, consisting of One Hundred Million (100,000,000) shares of common stock, par value $0.001 per share ("Common Stock") and Ten Million (10,000,000) shares of preferred stock, par value $0.001 per share ("Preferred Stock").  No shareholder of the Corporation shall hold less than 100 shares of the Corporation’s Common Stock immediately following the reverse stock split and as such, the aggregate number of shares held by any individual shareholder of the Corporation who would hold less than 100 shares of Common Stock following the reverse stock split shall have such shareholder’s aggregate shares of Common Stock rounded up to 100 shares of Common Stock.

Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof.

Preferred stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of preferred stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the preferred stock, or any series thereof, unless a vote of any such holders is required pursuant to any preferred stock designation.”

APPENDIX B

SIBERIAN ENERGY GROUP INC.
2010 STOCK INCENTIVE PLAN

ARTICLE I -- PREAMBLE

1.1           This 2010 Stock Incentive Plan of Siberian Energy Group Inc. (the "Company") is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company's Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company's future growth.  The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2           Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3           The Company’s board of directors adopted the Plan on December 15, 2010.  The Plan shall be effective January 1, 2011(the "Effective Date"), subject to approval by the shareholders of the Company to the extent necessary to satisfy the requirements of the Code, the Act, or other applicable federal or state law.  Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Effective Date.  Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4           The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada (except its choice-of-law provisions).

1.5           Capitalized terms shall have the meaning provided in Article II unless otherwise provided in this Plan or any related Award Agreement.

ARTICLE II -- DEFINITIONS

DEFINITIONS.  Except where the context otherwise indicates, the following definitions apply:

2.1           "Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.2           "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.3           "Award" means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.4           "Award Agreement" means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.5           "Board of Directors" or "Board" means the Board of Directors of the Company, as constituted from time to time.

2.6           “Bylaws” shall mean the Bylaws of the Company as amended from time to time.

2.7           "Change of Control" means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

2.8             "Code" means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.9             "Committee" means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan.

2.10           "Common Stock" means the Company’s common stock.

2.11           "Company" means Siberian Energy Group Inc., a Nevada corporation.

2.12.           "Consultant" means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2.13           "Director" means a member of the Board of Directors of the Company.

2.14           "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.15           "Effective Date" shall be the date set forth in Section 1.3 of the Plan.

2.16           "Eligible Employee" means an Eligible Person who is an Employee of the Company or any Affiliate.

2.17           "Eligible Person" means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Board.  In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

2.19           “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer.  Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

2.20           "ERISA" means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2.21           "Fair Market Value" means:

(a) for purposes of an Incentive Stock Option, if there is a market for the Company’s stock, on a stock exchange or in an over-the-counter market or pink sheets trading market, or otherwise, the Fair Market Value shall be the mean between the highest and lowest quoted selling prices on the valuation date of the Incentive Stock Option, or if there were no sales of the Company’s Common Stock on the valuation date, the Fair Market Value shall be the weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the valuation date.  If a valuation pursuant to this paragraph is not available, the appropriate method described in Section 20.2031-2 of the Treasury Regulations adopted under the Code shall be used for the Fair Market Value, and

(b) for all other purposes, the mean between the highest and lowest quoted selling prices of the Common Stock (if actual sales price information on such trading day is not available, the mean between the bona fide bid and asked prices on such trading day shall be used) on the trading day immediately prior to the date on which a determination is being made pursuant to this Section 2.21 (the “Mean Selling Price”), as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or if the Common Stock is not traded on NASDAQ, the Mean Selling Price in the over-the-counter market or pink sheets trading market; provided, however, that if the Common Stock is listed on a stock exchange, the Fair Market Value shall be the Mean Selling Price on such exchange; and, provided further, that if the Common Stock is not quoted or listed by any organization, the fair value of the Common Stock, as determined by the Board, whose determination shall be conclusive, shall be used.  In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

2.22         "Grant Date" means, as to any Award, the latest of:

(a) the date on which the Board authorizes the grant of the Award; or

(b) the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

(c) such other date (later than the dates described in (a) and (b) above) as the Board may designate and as set forth in the Participant's Award Agreement.

2.23           "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.24           "Incentive Stock Option" means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under Article IV of the Plan and designated as an Incentive Stock Option in a Participant's Award Agreement.

2.25           "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Act.

2.26           "Nonqualified Stock Option" means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant's Award Agreement.

2.27           “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

2.28           "Option Period" means the period during which a Stock Option may be exercised from time to time, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.29           "Option Price" means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.30           “Outside Director” means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

2.31           "Participant" means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.32           "Performance Objectives" shall have the meaning set forth in Article IX of the Plan.

2.33           "Performance Period" shall have the meaning set forth in Article IX of the Plan.

2.34           "Performance Share" means an Award under Article IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Board, in its sole discretion, shall establish at the time of such Award and set forth in a Participant's Award Agreement.

2.35           "Plan" means this Siberian Energy Group Inc. 2010 Stock Incentive Plan, as it may be amended from time to time.

2.36           “Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.37           "Restricted Stock" means an Award under Article VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant's ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Board, in its sole discretion, shall determine at the time of such Award and set forth in a Participant's Award Agreement.

2.38           "Restriction Period" means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Board, in its sole discretion, shall establish and set forth in a Participant's Award Agreement.

2.39           "Retirement" means retirement as determined under procedures established by the Board or in any Award, as set forth in a Participant's Award Agreement.

2.40           “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time.  Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

2.41           "Stock Award" means an Award of shares of Common Stock under Article VIII of the Plan.

2.42           "Stock Option" means an Award under Article IV or Article V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.43           "Ten Percent Stockholder" means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.44           "Termination of Service" means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Board in its sole discretion. In determining whether a Termination of Service has occurred, the Board may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

ARTICLE III – ADMINISTRATION

3.1           The Plan shall be administered by the Board of Directors of the Company.  The Board shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan.  The Board may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in Article XI, and terminate or suspend the Plan as provided in Article XI.  All acts, determinations and decisions of the Board made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons.

3.2           The Board may, to the full extent permitted by and consistent with applicable law and the Company’s Bylaws, and subject to Subparagraph 3.2(b) hereinbelow, delegate any or all of its powers with respect to the administration of the Plan to a Committee consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

(a)           If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

(b)           The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

(c)           In addition to, and not in limitation of, the right of any Committee so designated by the Board to administer this Plan to grant Awards to Eligible Persons under this Plan, the full Board of Directors may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other applicable law, rule or regulation. In connection with any such grants, the Board of Directors shall have all of the power and authority of the Committee to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

3.3           Without limiting the provisions of this Article III, and subject to the provisions of Article X, the Board is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in Article X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Board may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time.

3.4           Subject to the provisions of Section 3.9, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be 4,000,000 (Four million) shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

(a)           For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

(b)           If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

(c)           The foregoing subsections (a) and (b) of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other applicable law, rule or regulation.

3.5           Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Board.

3.6           The Company shall not be required to issue or deliver any certificates for shares of Common Stock under the Plan prior to:

(a)           any required approval of the Plan by the shareholders of the Company; and

(b)           the completion of any registration or qualification of such shares of Common Stock under any federal or state law, or any ruling or regulation of any governmental body that the Company shall, in its sole discretion, determine to be necessary or advisable.

3.7           The Board may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof.  Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Board may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Board may rely upon an opinion of counsel for the Company.

3.8           Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a shareholder of the Company with respect to any shares of Common Stock subject to such Participant's Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Board, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

3.9           The total amount of shares with respect to which Awards may be granted under the Plan and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.10           No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.  The members of the Board shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company's Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.11           The Board shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in applicable laws, regulations or accounting principles. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.12           Subject to the express provisions of the Plan, the Board shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the
Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Board in its sole discretion.

ARTICLE IV -- INCENTIVE STOCK OPTIONS

4.1           The Board, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this Article IV and Articles III and VI and subject to the following conditions:

(a)           Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Board.

(b)           The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

(c)           An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Board as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service, unless employment shall have terminated:

(i)           as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii)           as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

(d)           The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as  Nonqualified Stock Options.

(e)           No Incentive Stock Options may be granted more than ten (10) years from the Effective Date.

(f)           The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2           Subject to the limitations of Section 3.4, the maximum aggregate number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum aggregate number of shares available for Awards under the Plan.

4.3           The Board may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

4.4           Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

ARTICLE V -- NONQUALIFIED STOCK OPTIONS

5.1           The Board, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this Article V and Articles III and VI and subject to the following conditions:

(a)           Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Board.

(b)           The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

(c)           A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Board and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement.

5.2           The Board may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this Article V or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

ARTICLE VI -- INCIDENTS OF STOCK OPTIONS

6.1           Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Board and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

6.2           Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant's guardian or legal representative.  In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant's Award Agreement by the executor or personal representative of such Participant's estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant's will or by inheritance. The Board, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant's Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant's Immediate Family), subject to such limits as the Board may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Board shall apply to the right to consent to amendments to the Award Agreement.

6.3           Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Board, subject to limitations set forth in the Stock Option Award Agreement. The Board may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Board. In the sole discretion of the Board, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Board also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

6.4           The holder of a Stock Option shall have no rights as a shareholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise.  No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

6.5           The Board may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Board at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6           The Board may at any time offer to purchase a Participant's outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant's Stock Option, based on such terms and conditions as the Board shall establish and communicate to the Participant at the time that such offer is made.

6.7           The Board shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

ARTICLE VII -- RESTRICTED STOCK

7.1           The Board, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company an its Affiliates, subject to the terms and conditions set forth in this Article VII.

7.2           The Board shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

(a)           the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by applicable law;

(b)           the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

(c)           the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

(d)           whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

(e)           whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

(f)           whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

7.3           Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Board may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Board and has otherwise complied with the applicable terms and conditions of such Award.

7.4           In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant's Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant's Restricted Stock, if it finds that a waiver would be appropriate.

7.5           Except as otherwise provided in this Article VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6           Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Board, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant's Award Agreement.  It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

7.7           Except as provided in this Article VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a shareholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Board may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Board shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

ARTICLE VIII -- STOCK AWARDS

8.1           The Board, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this Article VIII.

8.2           For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

8.3           Unless otherwise determined by the Board and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Company. Notwithstanding any other provision of this Plan, unless the Board expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

ARTICLE IX -- PERFORMANCE SHARES

9.1           The Board, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this Article IX.

9.2           The Board shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

(a)           the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by applicable law;

(b)           the performance period (the "Performance Period") and/or performance objectives (the "Performance Objectives") applicable to such Awards;

(c)           the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

(d)           the form of settlement of a Performance Share.

9.3           At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

9.4           Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

9.5           Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Board may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Board expects to have a substantial effect on the applicable Performance Objectives during such period, the Board may revise such Performance Objectives.

9.6           In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant's Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Board may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Board deems appropriate or desirable.

9.7           The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period.  Notwithstanding the foregoing, the Board in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Board and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

9.8           Performance Shares shall not be transferable by the Participant. The Board shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

ARTICLE X -- CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1           Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

(a)           all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

(b)           all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i)           all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii)           the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

(iii)           the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Board, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv)           upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect.

(c)           all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

10.2           Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1(a), (b) and (c) above.

10.3           After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant's Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Board may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XI -- AMENDMENT AND TERMINATION

11.1           Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof.  To the extent required by the Act or the Code, however, no amendment, without approval by the Company's shareholders, shall:

(a)           materially alter the group of persons eligible to participate in the Plan;

(b)           except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan;

(c)           alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1(d) or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

11.2           No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the shareholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Board) any Award theretofore granted to such Participant under this Plan; provided, however, that the Board retains the right and power to:

(a)           annul any Award if the Participant is terminated for cause as determined by the Board; and

(b)           convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

11.3           If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article X.

ARTICLE XII -- MISCELLANEOUS PROVISIONS

12.1           Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the shareholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time.  Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise.  No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company.  To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Board, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VII with respect to Restricted Stock and except as otherwise provided by the Board.

12.2           The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

12.3           The terms of the Plan shall be binding upon the Company, its successors and assigns.

12.4           Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws.  If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

12.5           This Plan and all actions taken hereunder shall be governed by the laws of the State of Nevada.

12.6           Each Participant exercising an Award hereunder agrees to give the Board prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

12.7           If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

12.8           The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

12.9           The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

12.10         If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company.  To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.